UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On July 14, 2006, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into a Second Modification Agreement dated as of July 14, 2006 by and among the Operating Partnership and a group of 23 lender banks (the “Second Modification Agreement”). The Second Modification Agreement modifies certain terms and conditions of the Operating Partnership’s Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (the “2004 Agreement”), as modified by an Extension and Modification Agreement dated as of September 16, 2005 (the “Extension and Modification Agreement”, and together with the 2004 Agreement, the “Credit Agreement”). The General Partner and certain of its subsidiaries are the guarantors of the obligations of the Operating Partnership under the Credit Agreement.

The lending group under the Credit Agreement, as supplemented by the Second Modification Agreement, consists of: JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”); Bank of America, N.A., as syndication agent; The Bank of Nova Scotia, New York Agency, as documentation agent; Wachovia Bank, National Association, as documentation agent; Wells Fargo Bank, National Association, as documentation agent; SunTrust Bank, as senior managing agent; US Bank National Association, as managing agent; Citicorp North America, Inc., as managing agent; PNC Bank, National Association, as managing agent; and Bank of China, New York Branch; The Bank of New York; Chevy Chase Bank, F.S.B.; The Royal Bank of Scotland; Mizuho Corporate Bank, Ltd.; The Bank of Tokyo-Mitsubishi UFJ, Ltd. (Successor by merger to UFJ Bank Limited), New York Branch; The Governor and Company of the Bank of Ireland; Bank Hapoalim B.M.; Comerica Bank; Chang Hwa Commercial Bank, Ltd., New York Branch; First Commercial Bank, New York Agency; Chiao Tung Bank Co., Ltd., New York Agency; Deutsche Bank Trust Company Americas; and Hua Nan Commercial Bank, New York Agency, as participants.

The material terms of the Second Modification Agreement provide for:

1.	A reduction in the overall capitalization rate set forth in the definitions of Capitalized Unencumbered Property NOI and Consolidated Capitalized NOI from 8.50% to 8.25%;

2.

The establishment of a capitalization rate of 7.75% for its properties located in Jersey City, NJ, Washington, D.C., San Francisco, CA and other areas mutually agreed to by the Operating Partnership and Agent from time to time;

3.	The elimination of negative NOI properties in the calculation of Capitalized Unencumbered Property NOI and Consolidated Capitalized NOI; and

4.

An increase from four fiscal quarters to six fiscal quarters of the time period for which a recently acquired property may be, at the Operating Partnership’s option, (a) valued at cost and (b) excluded from the calculation of Capitalized

Unencumbered Property NOI.

Capitalized terms used herein above without definition shall have the meanings assigned to such terms in the Credit Agreement, as modified by the Second Modification Agreement. Except as modified by the Second Modification Agreement, the terms and conditions of the Credit Agreement remain in full force and effect.

A copy of the Second Modification Agreement is filed herewith as Exhibit 10.1, a copy of the Extension and Modification Agreement is filed as Exhibit 10.2 and a copy of the 2004 Agreement is filed as Exhibit 10.3.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Second Modification Agreement dated as of July 14, 2006 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto.
10.2

Extension and Modification Agreement dated as of September 16, 2005 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated September 16, 2005 and incorporated herein by reference).

10.3

Second Amended and Restated Revolving Credit Agreement among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., Bank of America, N.A., and other lending institutions that are or may become a party to the Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated November 23, 2004 and incorporated herein by reference).

_____________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: July 20, 2006	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and

Chief Financial Officer

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
its general partner

Dated: July 20, 2006	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Second Modification Agreement dated as of July 14, 2006 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto.
10.2

Extension and Modification Agreement dated as of September 16, 2005 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated September 16, 2005 and incorporated herein by reference).

10.3

Second Amended and Restated Revolving Credit Agreement among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., Bank of America, N.A., and other lending institutions that are or may become a party to the Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated November 23, 2004 and incorporated herein by reference).

_____________

* Filed herewith.